SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED FUND

                                 ----------------

                        DWS Commodity Securities Fund

The following replaces the subsection entitled "The Fund's Main Investment Strategy" in the fund's prospectus for its Class A, B and C shares, the prospectus for its Class S shares and the prospectus for its Institutional Class shares, each dated October 1, 2005:

The fund has obtained a private letter ruling from the Internal Revenue Service ("IRS") confirming that the income and gain arising from certain types of commodities-linked notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

The following replaces the subsection entitled "Tax Risk" in "The Main Risks of Investing in the Fund" in the fund's prospectus for its Class A, B and C shares, the prospectus for its Class S shares and the prospectus for its Institutional Class shares, each dated October 1, 2005:

Tax Risk. The status of commodities-linked notes, swaps, futures and certain other derivative instruments under tests to qualify as a regulated investment company ("RIC") under the Internal Revenue Code is not certain. Generally, if these instruments do not qualify as "securities," the fund may fail to qualify as a RIC. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders) which will reduce net asset value per share. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits.

                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group



June 27, 2006
st-CSF


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The fund has obtained a private letter ruling from the Internal Revenue Service
("IRS") confirming that the income and gain arising from certain types of commodities-linked notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

In December 2005, the IRS issued a ruling that limits the income derived from certain commodities-linked swaps to a maximum of 10% of the fund's gross income after dateMonth6Day30Year2006June 30, 2006. The IRS recently extended this deadline to dateMonth9Day30Year2006September 30, 2006. As a result, the income the fund might derive from commodities-linked swaps and certain other "non-securities" after dateMonth9Day30Year2006September 30, 2006 must be limited to a maximum of 10% of gross income. The fund has not invested in commodities-linked swaps in the past and the manager has determined that the fund will not invest in commodities-linked swaps in the future.










               Please Retain This Supplement for Future Reference



June 27, 2006
st-CSF